UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2016

WESTERN ASSET

HIGH YIELD FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Yield Fund for the six-month reporting period ended November 30, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

On December 19, 2016, the Fund announced that Western Asset Management Company Limited in London (“WAML”) was added as an additional subadviser of the Fund. As of that date, Western Asset Management Company and WAML provide the day-to-day management of the Fund as subadvisers. For additional information, please see the prospectus supplement dated December 19, 2016.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 30, 2016

II	Western Asset High Yield Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended November 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s final reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.5%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, smaller decreases in state and local government spending and an upturn in federal government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on November 30, 2016, the unemployment rate was 4.6%, as reported by the U.S. Department of Labor. This represented the lowest level since August 2007. The percentage of longer-term unemployed also declined over the period. In November 2016, 24.8% of Americans looking for a job had been out of work for more than six months, versus 25.8% when the period began.

Turning to the global economy, in its October 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The forces shaping the global outlook — both those operating over the short term and those operating over the long term — point to subdued growth for 2016 and a gradual recovery thereafter, as well as to downside risks.” From a regional perspective, the IMF currently estimates that 2016 growth in the Eurozone will be 1.7%, versus 2.0% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.2% in 2016, versus 4.0% in 2015.

Western Asset High Yield Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. After an extended period of maintaining the federal funds rateiv at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at every meeting prior to its meeting in mid-December 2016. On December 14, 2016, after the reporting period ended, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-per-month bond buying program that was expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. In March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — after the reporting period ended — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2016?

A. Treasury yields moved sharply higher after the November 2016 U.S. elections given expectations for improving growth and higher inflation. All told, short- and long-term Treasury yields moved higher overall during the six months ended November 30, 2016. Two-year Treasury yields began the reporting period at 0.87% and ended the period at 1.11%. Their peak of 1.12% took place on both November 23 and November 25, 2016 and their low of 0.56% occurred on July 5, 2016. Ten-year Treasury yields began the reporting period at 1.84% and ended at their peak for the period at 2.37%. Their low of 1.37% occurred on both July 5 and July 8, 2016.

IV	Western Asset High Yield Fund

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given signs of generally modest global growth, shifting expectations for future Fed monetary policy, Brexit, the aforementioned U.S. elections and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexix, returned -0.92% during the six months ended November 30, 2016. Lower rated corporate bonds generated the best returns during the reporting period.

Q. How did the high-yield bond market perform over the six months ended November 30, 2016?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexx, gained 6.43% for the six months ended November 30, 2016. The high-yield market posted positive returns during the first five months of the reporting period. This was driven by several factors, including robust demand from investors looking to generate incremental yield in the low interest rate environment and stabilizing oil prices. The U.S. high-yield bond market then experienced a modest setback in November 2016 amid sharply rising interest rates.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi gained 1.61% during the six months ended November 30, 2016. The asset class generated positive returns during the first four months of the reporting period. Supporting the asset class were stabilizing oil prices, accommodative global monetary policy and overall solid investor demand. Much of the asset class’ gains were then erased in October and November 2016, as demand weakened against a backdrop of rising interest rates in the U.S. and a sharp rally by the U.S. dollar.

Performance review

For the six months ended November 30, 2016, Class I shares of Western Asset High Yield Fund returned 7.18%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 6.43% for the same period. The Lipper High Yield Funds Category Average1 returned 5.22% over the same time frame.

Performance Snapshot as of November 30, 2016 (unaudited)
(excluding sales charges)	6 months
Western Asset High Yield Fund:
Class A	7.14%
Class A2	7.01%
Class C	6.64%
Class R	7.00%
Class I	7.18%
Class IS	7.29%
Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	6.43%
Lipper High Yield Funds Category Average[1]	5.22%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 692 funds in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset High Yield Fund	V

Investment commentary (cont’d)

returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended November 30, 2016 for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 6.05%, 6.06%, 5.57%, 6.00%, 6.61% and 6.63% respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class R shares would have been 5.89%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2016, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 0.96%, 0.98%, 1.73%, 1.52%, 0.72% and 0.64%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets will not exceed 1.05% for Class A shares, 1.25% for Class A2 shares, 1.80% for Class C shares, 1.30% for Class R shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

VI	Western Asset High Yield Fund

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 30, 2016

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” The risks of high yield securities include greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset High Yield Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viiiThe	People’s Bank of China (“PBoC”) is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ix

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

VIII	Western Asset High Yield Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2016 and May 31, 2016 and does not include derivatives, such as futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.
*	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

Western Asset High Yield Fund 2016 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2016 and held for the six months ended November 30, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.14%	$1,000.00	$1,071.40	0.97%	$5.04	Class A	5.00%	$1,000.00	$1,020.21	0.97%	$4.91
Class A2	7.01	1,000.00	1,070.10	0.96	4.98	Class A2	5.00	1,000.00	1,020.26	0.96	4.86
Class C	6.64	1,000.00	1,066.40	1.70	8.81	Class C	5.00	1,000.00	1,016.55	1.70	8.59
Class R	7.00	1,000.00	1,070.00	1.30	6.75	Class R	5.00	1,000.00	1,018.55	1.30	6.58
Class I	7.18	1,000.00	1,071.80	0.70	3.64	Class I	5.00	1,000.00	1,021.56	0.70	3.55
Class IS	7.29	1,000.00	1,072.90	0.65	3.38	Class IS	5.00	1,000.00	1,021.81	0.65	3.29

2	Western Asset High Yield Fund 2016 Semi-Annual Report

[1]	For the six months ended November 30, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Western Asset High Yield Fund 2016 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — November 30, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA High Yield	— Western Asset High Yield Fund

4	Western Asset High Yield Fund 2016 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA High Yield	— Western Asset High Yield Fund

Western Asset High Yield Fund 2016 Semi-Annual Report	5

Schedule of investments (unaudited)

November 30, 2016

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 82.8%
Consumer Discretionary — 19.0%
Auto Components — 1.4%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	530,000	$508,800	(a)
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	200,000	204,000
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	630,000	643,388
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	280,000	277,900
IHO Verwaltungs GmbH, Senior Secured Bonds	4.125%	9/15/21	330,000	333,300	(a)(b)
IHO Verwaltungs GmbH, Senior Secured Bonds	4.750%	9/15/26	230,000	219,075	(a)(b)
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	490,000	505,925	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	740,000	741,387	(a)
Total Auto Components				3,433,775
Automobiles — 0.1%
General Motors Co., Senior Notes	6.600%	4/1/36	140,000	156,985
General Motors Co., Senior Notes	5.200%	4/1/45	190,000	180,391
Total Automobiles				337,376
Diversified Consumer Services — 1.0%
Cengage Learning Inc., Senior Notes	9.500%	6/15/24	650,000	567,125	(a)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	490,000	526,750	(a)
Service Corp. International, Senior Notes	5.375%	5/15/24	430,000	447,243
Service Corp. International, Senior Notes	7.500%	4/1/27	147,000	170,520
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	870,000	809,100
Total Diversified Consumer Services				2,520,738
Hotels, Restaurants & Leisure — 4.3%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	390,000	406,575	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.625%	1/15/22	600,000	609,750	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,344,621	1,344,621	(a)(b)(c)
Brinker International Inc., Senior Notes	5.000%	10/1/24	460,000	460,000	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	685,000	741,512
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	290,000	290,725
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	7/1/19	500,000	510,000	(a)
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	1,455,000	218	*(a)(d)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	610,000	623,725
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	270,000	282,488	(a)
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Senior Secured Notes	6.750%	11/15/21	1,140,000	1,142,850	(a)

See Notes to Financial Statements.

6	Western Asset High Yield Fund 2016 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Landry’s Inc., Senior Notes	6.750%	10/15/24	730,000	$730,000	(a)
MGM Resorts International, Senior Notes	4.625%	9/1/26	710,000	676,275
Mohegan Tribal Gaming Authority, Senior Notes	7.875%	10/15/24	650,000	650,813	(a)
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	320,000	324,000	(a)
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	330,000	348,150	(a)
Speedway Motorsports Inc., Senior Notes	5.125%	2/1/23	590,000	587,050
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	910,000	821,275	(a)
Total Hotels, Restaurants & Leisure				10,550,027
Household Durables — 2.2%
CalAtlantic Group Inc., Senior Notes	6.250%	12/15/21	440,000	470,800
CalAtlantic Group Inc., Senior Notes	5.250%	6/1/26	270,000	261,900
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,670,000	1,699,225	(a)(b)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	5.875%	4/1/23	220,000	213,950	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	1,290,000	1,251,300	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	560,000	582,400
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	60,000	62,250
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,030,000	978,500	(a)
Total Household Durables				5,520,325
Internet & Direct Marketing Retail — 0.2%
Netflix Inc., Senior Bonds	5.875%	2/15/25	507,000	542,546
Leisure Products — 0.7%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,290,000	1,077,150	(a)
Vista Outdoor Inc., Senior Notes	5.875%	10/1/23	570,000	592,800
Total Leisure Products				1,669,950
Media — 6.0%
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	420,000	446,775	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	2/15/23	420,000	431,550
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	4/1/24	370,000	391,738	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	1,020,000	1,048,050	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	810,000	845,518	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	430,000	483,118	(a)
DISH DBS Corp., Senior Notes	5.875%	7/15/22	120,000	124,200
DISH DBS Corp., Senior Notes	5.875%	11/15/24	2,390,000	2,422,862
DISH DBS Corp., Senior Notes	7.750%	7/1/26	60,000	66,225

See Notes to Financial Statements.

Western Asset High Yield Fund 2016 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	964,229	$383,281	(b)
LG FinanceCo Corp., Senior Notes	5.875%	11/1/24	280,000	278,600	(a)
MDC Partners Inc., Senior Notes	6.500%	5/1/24	800,000	687,000	(a)
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	980,000	987,350	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	2,510,000	2,503,725	(a)
Time Warner Cable LLC, Debentures	7.300%	7/1/38	440,000	524,663
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	1,270,000	1,203,325	(a)
Viacom Inc., Senior Notes	4.375%	3/15/43	610,000	535,530
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	410,000	412,050	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	260,000	254,800	(a)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	860,000	825,600	(a)
Total Media				14,855,960
Multiline Retail — 0.7%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	570,000	608,475
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	1,010,000	792,850	(a)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	300,000	226,500	(a)(b)
Total Multiline Retail				1,627,825
Specialty Retail — 1.8%
GameStop Corp., Senior Notes	5.500%	10/1/19	170,000	171,700	(a)
GameStop Corp., Senior Notes	6.750%	3/15/21	460,000	460,575	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	970,000	708,100	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	640,000	564,800	(a)
L Brands Inc., Debentures	6.950%	3/1/33	490,000	482,650
L Brands Inc., Senior Notes	6.875%	11/1/35	600,000	600,000
L Brands Inc., Senior Notes	7.600%	7/15/37	380,000	381,900
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	530,000	549,875
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	660,000	661,650	(a)
Total Specialty Retail				4,581,250
Textiles, Apparel & Luxury Goods — 0.6%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	360,000	359,100	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	630,000	628,425
William Carter Co., Senior Notes	5.250%	8/15/21	435,000	452,182
Total Textiles, Apparel & Luxury Goods				1,439,707
Total Consumer Discretionary				47,079,479
Consumer Staples — 4.0%
Beverages — 1.0%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	820,000	762,600	(a)

See Notes to Financial Statements.

8	Western Asset High Yield Fund 2016 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Beverages — continued
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	440,000	$460,350
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	900,000	960,750
Constellation Brands Inc., Senior Notes	4.750%	12/1/25	200,000	215,000
Total Beverages				2,398,700
Food & Staples — 0.1%
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	380,000	380,000	(a)
Food & Staples Retailing — 0.2%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	650,000	611,000	(a)
Food Products — 1.7%
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	122,000	132,676	(a)
Kraft Heinz Foods Co., Senior Notes	7.125%	8/1/39	240,000	309,843	(a)
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	680,000	677,025	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	640,000	636,800	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	610,000	608,475	(a)
Post Holdings Inc., Senior Notes	5.000%	8/15/26	640,000	605,600	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	1,270,000	1,285,875	(a)
Total Food Products				4,256,294
Household Products — 0.5%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	410,000	427,425
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	330,000	349,800
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	350,000	363,125
Total Household Products				1,140,350
Tobacco — 0.5%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,080,000	899,100
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	320,000	322,400	(a)
Total Tobacco				1,221,500
Total Consumer Staples				10,007,844
Energy — 14.4%
Energy Equipment & Services — 1.0%
CGG, Senior Notes	6.500%	6/1/21	1,410,000	585,150
Ensco PLC, Senior Notes	5.750%	10/1/44	540,000	353,700
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	950,000	800,375	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	800,000	682,664
Total Energy Equipment & Services				2,421,889
Oil, Gas & Consumable Fuels — 13.4%
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	1,580,000	884,800	*(e)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,520,000	843,600	*(e)

See Notes to Financial Statements.

Western Asset High Yield Fund 2016 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	790,000	$770,250	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	600,000	682,500	(a)
Carrizo Oil & Gas Inc., Senior Notes	6.250%	4/15/23	300,000	306,000
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	110,000	102,850
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	150,000	129,750
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	840,000	716,100
Continental Resources Inc., Senior Notes	4.500%	4/15/23	140,000	136,150
Continental Resources Inc., Senior Notes	4.900%	6/1/44	570,000	484,500
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	1,000,000	1,010,000
CrownRock LP/CrownRock Finance Inc., Senior Notes	7.750%	2/15/23	560,000	596,400	(a)
DCP Midstream LLC, Senior Notes	6.450%	11/3/36	470,000	462,950	(a)
DCP Midstream LLC, Senior Notes	6.750%	9/15/37	320,000	320,800	(a)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	128,000	132,288
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	7.000%	8/15/21	580,000	594,500	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	570,000	477,546
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	7.750%	9/1/22	250,000	175,000
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	900,000	630,000
EP Energy LLC/Everest Acquisition Finance Inc., Senior Secured Notes	8.000%	11/29/24	250,000	257,500	(a)
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., Senior Notes	7.875%	7/15/21	490,000	515,725	(a)
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.125%	6/15/19	230,000	236,325
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.750%	2/1/22	270,000	280,800
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.875%	2/15/23	1,300,000	1,391,000
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	500,000	500,000
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	230,000	219,506	(a)
Gulfport Energy Corp., Senior Notes	6.000%	10/15/24	610,000	620,675	(a)
Laredo Petroleum Inc., Senior Notes	7.375%	5/1/22	300,000	312,000
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	280,000	300,468	(a)
Magnum Hunter Resources Corp. Escrow	—	—	2,560,000	0	*(c)(f)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	530,000	467,725	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	90,000	78,525	(a)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	830,000	589,300	(a)

See Notes to Financial Statements.

10	Western Asset High Yield Fund 2016 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	6.875%	10/15/21	510,000	$508,725
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	630,000	628,425	(a)
NGPL PipeCo LLC, Senior Secured Notes	9.625%	6/1/19	300,000	313,500	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	430,000	449,350	(a)
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	480,000	492,000
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	610,000	262,300	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	50,000	53,000	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	6.250%	6/1/24	430,000	445,050	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	273,000	281,190
QEP Resources Inc., Senior Notes	5.250%	5/1/23	510,000	494,700
Range Resources Corp., Senior Notes	4.875%	5/15/25	380,000	359,100
Rice Energy Inc., Senior Notes	6.250%	5/1/22	460,000	470,350
Rice Energy Inc., Senior Notes	7.250%	5/1/23	220,000	231,000
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,490,000	1,512,350	(a)
Rose Rock Midstream LP/Rose Rock Finance Corp., Senior Notes	5.625%	11/15/23	1,030,000	978,500
RSP Permian Inc., Senior Notes	6.625%	10/1/22	610,000	640,500
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	840,000	886,200
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	330,000	325,875	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,250,000	1,187,500
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	940,000	763,750	(a)
SM Energy Co., Senior Notes	5.625%	6/1/25	350,000	336,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	160,000	156,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	559,000	575,770
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	830,000	782,275
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.125%	2/1/25	180,000	177,638	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	160,000	158,000	(a)
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	500,000	510,000	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.125%	10/15/21	80,000	83,700
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	240,000	258,600
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	590,000	597,375
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	300,000	295,500
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	250,000	250,469
Williams Cos. Inc., Debentures	7.500%	1/15/31	830,000	915,075
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	240,000	234,000

See Notes to Financial Statements.

Western Asset High Yield Fund 2016 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	600,000	$567,000
WPX Energy Inc., Senior Notes	6.000%	1/15/22	460,000	471,358
WPX Energy Inc., Senior Notes	8.250%	8/1/23	410,000	452,025
Total Oil, Gas & Consumable Fuels				33,330,083
Total Energy				35,751,972
Financials — 8.6%
Banks — 4.0%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	690,000	696,692	(a)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	100,000	95,563	(g)(h)
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	610,000	634,827	(g)(h)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	360,000	395,190
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	400,000	406,960	(g)(h)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	340,000	338,300	(a)(g)(h)
CIT Group Inc., Senior Notes	5.000%	8/15/22	990,000	1,030,837
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,420,000	1,462,600
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	420,000	416,325	(g)(h)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	640,000	628,800	(g)(h)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	500,000	517,905	(a)(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	750,000	724,687	(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	870,000	849,337	(g)(h)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	360,000	348,300	(g)(h)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	12/15/16	410,000	410,882	(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	530,000	521,388	(g)(h)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	450,000	495,391
Total Banks				9,973,984
Capital Markets — 0.3%
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	750,000	763,125	(a)
Consumer Finance — 1.5%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	430,000	488,050
FirstCash Inc., Senior Notes	6.750%	4/1/21	480,000	496,800
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	140,000	153,825
Navient Corp., Senior Notes	5.875%	3/25/21	500,000	512,500
Navient Corp., Senior Notes	6.625%	7/26/21	360,000	375,750
Navient Corp., Senior Notes	5.875%	10/25/24	1,090,000	1,008,250
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	760,000	623,200	(a)
Total Consumer Finance				3,658,375

See Notes to Financial Statements.

12	Western Asset High Yield Fund 2016 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 1.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,000,000	$1,035,000
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	150,000	157,875
ILFC E-Capital Trust I, Junior Subordinated Notes	4.000%	12/21/65	840,000	730,800	(a)(g)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,500,000	1,755,000
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	50,000	60,301
Total Diversified Financial Services				3,738,976
Insurance — 0.8%
CNO Financial Group Inc., Senior Notes	4.500%	5/30/20	260,000	266,825
CNO Financial Group Inc., Senior Notes	5.250%	5/30/25	980,000	978,775
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	570,000	547,200
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	320,000	264,000
Total Insurance				2,056,800
Thrifts & Mortgage Finance — 0.5%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	1,310,000	1,257,600	(a)
Total Financials				21,448,860
Health Care — 6.7%
Biotechnology — 0.2%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	550,000	522,500	(a)
Health Care Equipment & Supplies — 0.9%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	330,000	271,425
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	700,000	610,750	(a)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	540,000	527,850	(a)
Immucor Inc., Senior Notes	11.125%	8/15/19	400,000	366,000
Kinetic Concepts Inc./KCI USA Inc., Senior Secured Notes	7.875%	2/15/21	520,000	548,600	(a)
Total Health Care Equipment & Supplies				2,324,625
Health Care Providers & Services — 4.7%
BioScrip Inc., Senior Notes	8.875%	2/15/21	720,000	552,600
Centene Corp., Senior Notes	4.750%	5/15/22	920,000	906,200
Centene Corp., Senior Notes	4.750%	1/15/25	900,000	861,750
DaVita Inc., Senior Notes	5.000%	5/1/25	1,240,000	1,209,000
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	780,000	861,900	(a)
HCA Inc., Notes	7.690%	6/15/25	1,035,000	1,135,913
HCA Inc., Senior Notes	7.500%	2/15/22	270,000	300,375
HCA Inc., Senior Notes	5.875%	2/15/26	1,160,000	1,155,650
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	800,000	700,000

See Notes to Financial Statements.

Western Asset High Yield Fund 2016 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	1,000,000	$1,051,250	(a)
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	370,000	380,406	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	350,000	320,250
Tenet Healthcare Corp., Senior Notes	6.750%	6/15/23	420,000	359,100
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	680,000	708,900
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,070,000	1,018,640
Total Health Care Providers & Services				11,521,934
Pharmaceuticals — 0.9%
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	280,000	278,600
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	580,000	501,700	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	300,000	253,500	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	1,630,000	1,198,050	(a)
Total Pharmaceuticals				2,231,850
Total Health Care				16,600,909
Industrials — 9.4%
Aerospace & Defense — 0.8%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,280,000	1,251,200	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	700,000	698,250
Total Aerospace & Defense				1,949,450
Air Freight & Logistics — 0.5%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	430,000	445,587	(a)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	770,000	787,325	(a)
Total Air Freight & Logistics				1,232,912
Airlines — 1.5%
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	273,954	284,228	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	788,588	814,217	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	10,181	10,193
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	191,651	196,806
United Airlines Inc., Pass-Through Certificates, Secured Bonds	5.375%	8/15/21	212,539	222,103
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.750%	4/11/22	817,815	838,260
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	1,296,879	1,394,145
Total Airlines				3,759,952
Building Products — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	400,000	384,000	(a)
Standard Industries Inc., Senior Notes	5.125%	2/15/21	240,000	249,600	(a)
Total Building Products				633,600

See Notes to Financial Statements.

14	Western Asset High Yield Fund 2016 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — 2.2%
ADT Corp., Senior Secured Notes	6.250%	10/15/21	20,000	$21,550
ADT Corp., Senior Secured Notes	3.500%	7/15/22	190,000	179,075
ADT Corp., Senior Secured Notes	4.125%	6/15/23	430,000	409,575
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	570,000	618,450	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	480,000	448,800
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	600,000	613,500	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.875%	4/15/23	290,000	292,175	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	660,000	683,100
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	400,000	403,000
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	650,000	649,870
West Corp., Senior Notes	5.375%	7/15/22	950,000	912,000	(a)
West Corp., Senior Secured Notes	4.750%	7/15/21	250,000	255,000	(a)
Total Commercial Services & Supplies				5,486,095
Construction & Engineering — 0.9%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	200,000	202,000	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,227,641	1,098,739	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	330,000	329,175	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	1,240,000	657,200	*(a)(e)
Total Construction & Engineering				2,287,114
Electrical Equipment — 0.6%
International Wire Group Inc., Senior Notes	10.750%	8/1/21	500,000	466,875	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	390,000	386,100	(a)
WESCO Distribution Inc., Senior Notes	5.375%	6/15/24	610,000	610,000	(a)
Total Electrical Equipment				1,462,975
Machinery — 0.7%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	1,210,000	1,219,075	(a)
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	680,000	537,200	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	120,000	103,800	(a)
Total Machinery				1,860,075
Marine — 0.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,250,000	1,028,125	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,140,000	228,000	*(e)
Total Marine				1,256,125

See Notes to Financial Statements.

Western Asset High Yield Fund 2016 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — 0.5%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	850,000	$777,750	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	390,000	401,700	(a)
Total Road & Rail				1,179,450
Trading Companies & Distributors — 0.7%
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	440,000	457,600	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,160,000	1,220,900
Total Trading Companies & Distributors				1,678,500
Transportation — 0.2%
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	704,825	440,516	(a)(b)
Total Industrials				23,226,764
Information Technology — 1.0%
Electronic Equipment, Instruments & Components — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	400,000	397,000
Internet Software & Services — 0.1%
Match Group Inc., Senior Notes	6.375%	6/1/24	350,000	369,687
IT Services — 0.4%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	550,000	255,750	(a)
First Data Corp., Senior Notes	7.000%	12/1/23	620,000	649,066	(a)
Total IT Services				904,816
Technology Hardware, Storage & Peripherals — 0.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	5.875%	6/15/21	360,000	379,166	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	7.125%	6/15/24	370,000	404,214	(a)
Total Technology Hardware, Storage & Peripherals				783,380
Total Information Technology				2,454,883
Materials — 8.0%
Chemicals — 1.1%
Axalta Coating Systems LLC, Senior Notes	4.875%	8/15/24	600,000	597,000	(a)
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	430,000	453,650	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	488,125	467,990	(a)(b)
Kissner Holdings LP/Kissner Milling Co., Ltd./BSC Holding Inc./Kissner USA, Senior Secured Notes	8.375%	12/1/22	590,000	587,050	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	680,000	704,650	(a)
Total Chemicals				2,810,340

See Notes to Financial Statements.

16	Western Asset High Yield Fund 2016 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Construction Materials — 1.1%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	440,000	$454,300	(a)
American Builders & Contractors Supply Co. Inc., Senior Notes	5.750%	12/15/23	740,000	758,500	(a)
Eagle Materials Inc., Senior Notes	4.500%	8/1/26	520,000	510,900
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	620,000	485,150	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	230,000	178,825	(a)
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	370,000	385,725
Total Construction Materials				2,773,400
Containers & Packaging — 2.3%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	400,000	407,500	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	460,000	480,700	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	300,000	296,063	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	580,000	603,200	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	230,000	225,975	(a)
Crown Americas LLC/Crown Americas Capital Corp. V, Senior Notes	4.250%	9/30/26	390,000	372,450	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,285,000	1,410,287
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	7.000%	7/15/24	990,000	1,045,069	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	750,000	771,562
Total Containers & Packaging				5,612,806
Metals & Mining — 3.5%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	410,000	439,725	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	780,000	826,800	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	490,000	490,000	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	410,000	411,025	(a)
Anglo American Capital PLC, Senior Notes	4.125%	9/27/22	470,000	471,175	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	260,000	263,900	(a)
ArcelorMittal SA, Senior Bonds	6.125%	6/1/25	480,000	520,800
Arconic Inc., Senior Notes	5.125%	10/1/24	510,000	520,200
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	460,000	462,300	(a)
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	260,000	286,650	(a)(g)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	600,000	692,160	(a)
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	480,000	471,600
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	370,000	350,205
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	310,000	291,400

See Notes to Financial Statements.

Western Asset High Yield Fund 2016 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	450,000	$384,750
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,157,776	40,522	*(a)(e)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	15,086	0	(b)(c)(f)
Novelis Corp., Senior Notes	5.875%	9/30/26	480,000	479,400	(a)
Steel Dynamics Inc., Senior Notes	5.000%	12/15/26	410,000	412,050	(a)
Teck Resources Ltd., Senior Notes	8.000%	6/1/21	830,000	911,672	(a)
Total Metals & Mining				8,726,334
Total Materials				19,922,880
Real Estate — 2.3%
Equity Real Estate Investment Trusts (REITs) — 1.9%
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	590,000	619,500
CoreCivic Inc., Senior Notes	4.125%	4/1/20	90,000	89,325
CoreCivic Inc., Senior Notes	5.000%	10/15/22	440,000	434,500
CoreCivic Inc., Senior Notes	4.625%	5/1/23	140,000	136,150
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	950,000	978,500
Geo Group Inc., Senior Notes	5.125%	4/1/23	620,000	585,900
Iron Mountain Inc., Senior Notes	6.000%	10/1/20	610,000	642,025	(a)
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	550,000	526,625	(a)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	300,000	307,500
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	250,000	234,375
Total Equity Real Estate Investment Trusts (REITs)				4,554,400
Real Estate Management & Development — 0.4%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	100,000	108,750
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	320,000	334,400
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	550,000	595,375	(a)
Total Real Estate Management & Development				1,038,525
Total Real Estate				5,592,925
Telecommunication Services — 7.8%
Diversified Telecommunication Services — 3.3%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	330,000	340,519
CenturyLink Inc., Senior Notes	5.625%	4/1/25	430,000	401,781
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,470,000	1,486,538	(a)
Frontier Communications Corp., Senior Notes	10.500%	9/15/22	360,000	371,700
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	550,000	551,375
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	1,330,000	867,825

See Notes to Financial Statements.

18	Western Asset High Yield Fund 2016 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	850,000	$856,375	(a)
Level 3 Financing Inc., Senior Notes	5.250%	3/15/26	770,000	756,525	(a)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	1,240,000	347,200	*(a)(e)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,080,000	1,063,800	(a)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	460,000	468,050
Windstream Services LLC, Senior Notes	7.500%	4/1/23	528,000	493,680
Total Diversified Telecommunication Services				8,005,368
Wireless Telecommunication Services — 4.5%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	560,000	567,700	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	720,000	777,600	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	600,000	699,000	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,160,000	2,268,000
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	460,000	505,425	(a)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	910,000	1,087,450
Sprint Corp., Senior Notes	7.250%	9/15/21	730,000	748,250
Sprint Corp., Senior Notes	7.875%	9/15/23	2,420,000	2,498,650
Sprint Corp., Senior Notes	7.625%	2/15/25	190,000	193,087
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	1,730,000	1,868,400
Total Wireless Telecommunication Services				11,213,562
Total Telecommunication Services				19,218,930
Utilities — 1.6%
Electric Utilities — 0.8%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,315,000	1,527,900
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	500,000	519,375
Total Electric Utilities				2,047,275
Independent Power and Renewable Electricity Producers — 0.8%
AES Corp., Senior Notes	5.500%	4/15/25	820,000	797,450
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	1,032,752	870,093
NRG Energy Inc., Senior Notes	7.250%	5/15/26	370,000	361,675	(a)
Total Independent Power and Renewable Electricity Producers				2,029,218
Total Utilities				4,076,493
Total Corporate Bonds & Notes (Cost — $209,632,032)				205,381,939
Asset-Backed Securities — 2.3%
American Money Management Corp., 2015-16A E	6.481%	4/14/27	400,000	355,000	(a)(g)
Avery Point CLO Ltd., 2015-6A E1	6.381%	8/5/27	750,000	670,868	(a)(g)
Babson CLO Ltd., 2015-2A E	6.431%	7/20/27	500,000	456,250	(a)(g)

See Notes to Financial Statements.

Western Asset High Yield Fund 2016 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Carlyle Global Market Strategies, 2015-2A D	6.186%	4/27/27	500,000	$448,501	(a)(g)
Cumberland Park CLO Ltd., 2015-2A E	5.881%	7/20/26	500,000	434,552	(a)(g)
Dryden Senior Loan Fund, 2015-40A E	6.856%	8/15/28	750,000	691,542	(a)(g)
Galaxy CLO Ltd., 2015-20A E	6.381%	7/20/27	250,000	213,964	(a)(g)
GoldenTree Loan Opportunities Ltd., 2015-10A E2	6.081%	7/20/27	500,000	438,852	(a)(g)
Jamestown CLO Ltd., 2015-8A D2	7.630%	1/15/28	750,000	707,231	(a)(g)
Neuberger Berman CLO Ltd., 2015-19A D	6.130%	7/15/27	500,000	434,292	(a)(g)
Oaktree CLO Ltd., 2015-1A D	6.481%	10/20/27	500,000	442,083	(a)(g)
Treman Park CLO Ltd, 2015-1A E	7.081%	4/20/27	500,000	466,891	(a)(g)
Total Asset-Backed Securities (Cost — $6,014,340)				5,760,026
Collateralized Mortgage Obligations — 0.6%
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	900,000	474,047	(a)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.772%	8/15/48	700,000	441,808	(a)(g)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	800,000	433,371	(a)
Total Collateralized Mortgage Obligations (Cost — $1,589,458)				1,349,226
Convertible Bonds & Notes — 0.6%
Consumer Discretionary — 0.2%
Media — 0.2%
DISH Network Corp., Senior Notes	3.375%	8/15/26	510,000	569,925	(a)
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	680,000	719,100	(a)
Materials — 0.1%
Metals & Mining — 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	1,219,622	243,925	(a)(b)
Total Convertible Bonds & Notes (Cost — $2,388,923)				1,532,950
Senior Loans — 3.7%
Consumer Discretionary — 0.8%
Hotels, Restaurants & Leisure — 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	910,000	910,000	(i)(j)
Specialty Retail — 0.3%
Spencer Gifts LLC, Second Lien Term Loan	9.250%	6/29/22	830,000	680,600	(i)(j)
Textiles, Apparel & Luxury Goods — 0.2%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	630,400	457,040	(i)(j)
Total Consumer Discretionary				2,047,640
Energy — 1.1%
Energy Equipment & Services — 0.4%
Hercules Offshore LLC, Exit Term Loan	10.500%	5/6/20	863,641	833,241	(c)(i)(j)

See Notes to Financial Statements.

20	Western Asset High Yield Fund 2016 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Energy Equipment & Services — continued
Pacific Drilling SA, Term Loan B	4.500%	6/3/18	148,465		$45,653	(i)(j)
Total Energy Equipment & Services					878,894
Oil, Gas & Consumable Fuels — 0.7%
Chesapeake Energy Corp., Term Loan	8.500%	8/23/21	510,000		540,345	(i)(j)
Magnum Hunter Resources Inc., Exit Term Loan	8.000%	5/6/19	229,187		228,041	(i)(j)
Murray Energy Corp., Term Loan B2	8.250%	4/16/20	483,570		437,148	(i)(j)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	672,331		574,843	(i)(j)
Total Oil, Gas & Consumable Fuels					1,780,377
Total Energy					2,659,271
Health Care — 0.9%
Health Care Equipment & Supplies — 0.4%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	385,786		375,177	(i)(j)
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	570,875		561,360	(i)(j)
Total Health Care Equipment & Supplies					936,537
Health Care Providers & Services — 0.5%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,381,333		1,364,067	(i)(j)
Total Health Care					2,300,604
Information Technology — 0.3%
Internet Software & Services — 0.3%
Ancestry.com Operations Inc., Second Lien Term Loan	9.250%	10/11/24	720,000		726,600	(i)(j)
Materials — 0.1%
Metals & Mining — 0.1%
Essar Steel Algoma Inc., Term Loan	7.500%	8/9/19	445,500		124,740	*(e)(i)(j)
Utilities — 0.5%
Electric Utilities — 0.5%
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	378,095		345,012	(i)(j)
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	975,150		853,256	(i)(j)
Total Utilities					1,198,268
Total Senior Loans (Cost — $9,972,102)					9,057,123
Sovereign Bonds — 0.7%
Argentina — 0.2%
Republic of Argentina, Senior Notes	6.875%	4/22/21	160,000		166,800	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	250,000		252,500	(a)
Total Argentina					419,300
Mexico — 0.5%
United Mexican States, Senior Bonds	6.500%	6/9/22	27,277,000	MXN	1,292,231
Total Sovereign Bonds (Cost — $2,630,786)					1,711,531

See Notes to Financial Statements.

Western Asset High Yield Fund 2016 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset High Yield Fund

Security		Shares	Value
Common Stocks — 3.0%
Consumer Discretionary — 0.4%
Hotels, Restaurants & Leisure — 0.3%
Bossier Casino Venture Holdco Inc.		81,754	$759,495	*(c)
Media — 0.1%
New Cotai LLC/New Cotai Capital Corp., Class B Shares		6	146,386	*
Total Consumer Discretionary			905,881
Energy — 2.4%
Energy Equipment & Services — 1.6%
Hercules Offshore Inc.		54,577	65,492	*
KCAD Holdings I Ltd.		424,046,710	3,943,635	*(c)
Total Energy Equipment & Services			4,009,127
Oil, Gas & Consumable Fuels — 0.8%
Magnum Hunter Resources Corp.		129,758	1,492,217	*
MWO Holdings LLC		621	596,861	*(c)
Total Oil, Gas & Consumable Fuels			2,089,078
Total Energy			6,098,205
Health Care — 0.1%
Health Care Providers & Services — 0.1%
Physiotherapy Associates Holdings Inc. (Escrow)		13,200	157,212	*(c)
Industrials — 0.1%
Marine — 0.1%
DeepOcean Group Holding AS		111,195	318,018	*(c)
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.		3,456	0	*(c)(f)
Total Industrials			318,018
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.		3,069,757	0	*(c)(f)
Total Common Stocks (Cost — $13,375,452)			7,479,316

	Rate
Convertible Preferred Stocks — 0.3%
Health Care — 0.3%
Pharmaceuticals — 0.3%
Allergan PLC (Cost — $845,723)	5.500%	1,011	724,887
Preferred Stocks — 0.3%
Financials — 0.3%
Diversified Financial Services — 0.3%
Citigroup Capital XIII (Cost — $833,843)	7.257%	31,950	830,061	(g)

See Notes to Financial Statements.

22	Western Asset High Yield Fund 2016 Semi-Annual Report

Western Asset High Yield Fund

Security		Expiration Date	Contracts	Value
Purchased Options — 0.0%
U.S. Dollar/Saudi Arabian Riyal, Call @ 3.84SAR (Cost — $213,379)		1/17/17	9,971,000	$4,826
Total Investments before Short-Term Investments (Cost — $247,496,038)				233,831,885

	Rate		Shares
Short-Term Investments — 2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $5,267,339)	0.284%		5,267,339	5,267,339
Total Investments — 96.4% (Cost — $252,763,377#)				239,099,224
Other Assets in Excess of Liabilities — 3.6%				9,044,796
Total Net Assets — 100.0%				$248,144,020

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	The maturity principal is currently in default as of November 30, 2016.

(e)	The coupon payment on these securities is currently in default as of November 30, 2016.

(f)	Value is less than $1.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
CLO	— Collateral Loan Obligation
MXN	— Mexican Peso
REFI	— Refinancing
SAR	— Saudi Arabian Riyal

See Notes to Financial Statements.

Western Asset High Yield Fund 2016 Semi-Annual Report	23

Statement of assets and liabilities (unaudited)

November 30, 2016

Assets:
Investments, at value (Cost — $252,763,377)	$239,099,224
Foreign currency, at value (Cost — $122,304)	106,342
Cash	39,112
Receivable for securities sold	6,919,230
Interest and dividends receivable	3,760,313
Deposits with brokers for open futures contracts	354,306
Receivable for Fund shares sold	252,548
Deposits with brokers for centrally cleared swap contracts	554
Prepaid expenses	60,009
Total Assets	250,591,638

Liabilities:
Payable for securities purchased	1,794,109
OTC swaps, at value	186,171
Investment management fee payable	116,798
Payable for Fund shares repurchased	114,236
Payable to broker — variation margin on open futures contracts	86,938
Distributions payable	21,287
Service and/or distribution fees payable	8,154
Directors’ fees payable	895
Accrued expenses	119,030
Total Liabilities	2,447,618
Total Net Assets	$248,144,020

Net Assets:
Par value (Note 7)	$31,359
Paid-in capital in excess of par value	383,419,111
Overdistributed net investment income	(926,080)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(120,458,489)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(13,921,881)
Total Net Assets	$248,144,020

See Notes to Financial Statements.

24	Western Asset High Yield Fund 2016 Semi-Annual Report

Net Assets:
Class A	$4,451,290
Class A2	$20,595,421
Class C	$3,423,055
Class R	$346,110
Class I	$91,142,196
Class IS	$128,185,948

Shares Outstanding:
Class A	563,755
Class A2	2,602,679
Class C	437,110
Class R	44,109
Class I	11,624,176
Class IS	16,087,659

Net Asset Value:
Class A (and redemption price)	$7.90
Class A2 (and redemption price)	$7.91
Class C*	$7.83
Class R (and redemption price)	$7.85
Class I (and redemption price)	$7.84
Class IS (and redemption price)	$7.97
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$8.25
Class A2 (based on maximum initial sales charge of 4.25%)	$8.26

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset High Yield Fund 2016 Semi-Annual Report	25

Statement of operations (unaudited)

For the Six Months Ended November 30, 2016

Investment Income:
Interest	$11,046,647
Dividends	248,313
Total Investment Income	11,294,960

Expenses:
Investment management fee (Note 2)	845,869
Registration fees	51,987
Service and/or distribution fees (Notes 2 and 5)	49,493
Transfer agent fees (Note 5)	43,488
Audit and tax fees	29,136
Fund accounting fees	23,426
Shareholder reports	15,556
Legal fees	6,049
Custody fees	4,649
Directors’ fees	4,551
Insurance	2,776
Commitment fees (Note 8)	1,648
Miscellaneous expenses	6,053
Total Expenses	1,084,681
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(162)
Net Expenses	1,084,519
Net Investment Income	10,210,441

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(451,610)
Futures contracts	(520,173)
Swap contracts	(305,413)
Foreign currency transactions	(2,840)
Net Realized Loss	(1,280,036)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	13,158,895
Futures contracts	(73,516)
Swap contracts	(161,833)
Foreign currencies	(12,758)
Change in Net Unrealized Appreciation (Depreciation)	12,910,788
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	11,630,752
Increase in Net Assets From Operations	$21,841,193

See Notes to Financial Statements.

26	Western Asset High Yield Fund 2016 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2016 (unaudited) and the Year Ended May 31, 2016	November 30	May 31

Operations:
Net investment income	$10,210,441	$23,975,602
Net realized loss	(1,280,036)	(34,320,403)
Change in net unrealized appreciation (depreciation)	12,910,788	(11,955,382)
Increase (Decrease) in Net Assets From Operations	21,841,193	(22,300,183)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(9,749,672)	(23,893,904)
Decrease in Net Assets From Distributions to Shareholders	(9,749,672)	(23,893,904)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	66,443,430	132,217,831
Reinvestment of distributions	9,540,134	23,438,571
Cost of shares repurchased	(141,981,704)	(202,333,089)
Decrease in Net Assets From Fund Share Transactions	(65,998,140)	(46,676,687)
Decrease in Net Assets	(53,906,619)	(92,870,774)

Net Assets:
Beginning of period	302,050,639	394,921,413
End of period*	$248,144,020	$302,050,639
*Includes overdistributed net investment income of:	$(926,080)	$(1,386,849)

See Notes to Financial Statements.

Western Asset High Yield Fund 2016 Semi-Annual Report	27

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2016[2]	2016	2015	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$7.60	$8.60	$9.19	$9.04	$8.86	$8.61

Income (loss) from operations:
Net investment income	0.25	0.50	0.52	0.23	0.55	0.40
Net realized and unrealized gain (loss)	0.29	(1.00)	(0.58)	0.14	0.17	0.37
Total income (loss) from operations	0.54	(0.50)	(0.06)	0.37	0.72	0.77

Less distributions from:
Net investment income	(0.24)	(0.50)	(0.53)	(0.22)	(0.54)	(0.52)
Total distributions	(0.24)	(0.50)	(0.53)	(0.22)	(0.54)	(0.52)

Net asset value, end of period	$7.90	$7.60	$8.60	$9.19	$9.04	$8.86
Total return[6]	7.14%	(5.63)%	(0.62)%[7]	4.25%	8.26%	9.25%

Net assets, end of period (000s)	$4,451	$10,896	$6,453	$9,579	$10,391	$406

Ratios to average net assets:
Gross expenses	0.97%[8]	0.96%	0.96%[9]	1.05%[8,9]	1.10%[9]	1.12%[8]
Net expenses[10]	0.97 [8]	0.96	0.96 [9]	1.05 [8,9]	0.98 [9,11]	0.93 [8,11]
Net investment income	6.26 [8]	6.58	5.96	5.96 [8]	6.09	6.90 [8]

Portfolio turnover rate	31%	71%	82%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2016 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.74% for the year ended May 31, 2015.

[8]	Annualized.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[10]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Western Asset High Yield Fund 2016 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A2 Shares[1]	2016[2]	2016	2015[3]

Net asset value, beginning of period	$7.62	$8.63	$9.06

Income (loss) from operations:
Net investment income	0.25	0.51	0.43
Net realized and unrealized gain (loss)	0.28	(1.01)	(0.43)
Total income (loss) from operations	0.53	(0.50)	0.00	[4]

Less distributions from:
Net investment income	(0.24)	(0.51)	(0.43)
Total distributions	(0.24)	(0.51)	(0.43)

Net asset value, end of period	$7.91	$7.62	$8.63
Total return[5]	7.01%	(5.70)%	0.06%[6]

Net assets, end of period (000s)	$20,595	$14,974	$8,777

Ratios to average net assets:
Gross expenses	0.96%[7]	0.98%	0.92%[7]
Net expenses[8]	0.96 [7]	0.98	0.92	[7]
Net investment income	6.37 [7]	6.62	6.09	[7]

Portfolio turnover rate	31%	71%	82%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2016 (unaudited).

[3]	For the period August 1, 2014 (inception date) to May 31, 2015.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.05% for the period ended May 31, 2015.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A2 shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[9]	For the year ended May 31, 2015.

See Notes to Financial Statements.

Western Asset High Yield Fund 2016 Semi-Annual Report	29

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2016[2]	2016	2015	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$7.54	$8.53	$9.10	$8.95	$8.85	$8.61

Income (loss) from operations:
Net investment income	0.22	0.44	0.45	0.19	0.47	0.35
Net realized and unrealized gain (loss)	0.28	(0.99)	(0.57)	0.15	0.10	0.38
Total income (loss) from operations	0.50	(0.55)	(0.12)	0.34	0.57	0.73

Less distributions from:
Net investment income	(0.21)	(0.44)	(0.45)	(0.19)	(0.47)	(0.49)
Total distributions	(0.21)	(0.44)	(0.45)	(0.19)	(0.47)	(0.49)

Net asset value, end of period	$7.83	$7.54	$8.53	$9.10	$8.95	$8.85
Total return[6]	6.64%	(6.32)%	(1.25)%[7]	3.83%	6.59%	8.73%

Net assets, end of period (000s)	$3,423	$2,828	$2,667	$1,724	$1,053	$159

Ratios to average net assets:
Gross expenses	1.70%[8]	1.76%[9]	1.81%[9]	1.87%[8,9]	1.88%[9]	2.15%[8]
Net expenses[10]	1.70 [8]	1.76 [9]	1.77 [9,11]	1.80 [8,9,11]	1.80 [9,11]	1.69 [8,11]
Net investment income	5.67 [8]	5.78	5.17	5.22 [8]	5.27	6.07 [8]

Portfolio turnover rate	31%	71%	82%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2016 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -1.25% for the year ended May 31, 2015.

[8]	Annualized.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[10]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Western Asset High Yield Fund 2016 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2016[2]	2016	2015	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$7.55	$8.54	$9.12	$8.96	$8.87	$8.61

Income (loss) from operations:
Net investment income	0.24	0.48	0.49	0.21	0.51	0.38
Net realized and unrealized gain (loss)	0.29	(0.99)	(0.58)	0.16	0.10	0.37
Total income (loss) from operations	0.53	(0.51)	(0.09)	0.37	0.61	0.75

Less distributions from:
Net investment income	(0.23)	(0.48)	(0.49)	(0.21)	(0.52)	(0.49)
Total distributions	(0.23)	(0.48)	(0.49)	(0.21)	(0.52)	(0.49)

Net asset value, end of period	$7.85	$7.55	$8.54	$9.12	$8.96	$8.87
Total return[6]	7.00%	(6.01)%	(0.77)%[7]	4.16%	7.03%	9.05%

Net assets, end of period (000s)	$346	$273	$372	$372	$79	$11

Ratios to average net assets:
Gross expenses	1.40%[8]	1.53%[9]	1.55%[9]	1.37%[8,9]	1.51%[9]	1.37%[8]
Net expenses[10,11]	1.30 [8]	1.30 [9]	1.30 [9]	1.30 [8,9]	1.26 [9]	1.30 [8]
Net investment income	6.03 [8]	6.28	5.62	5.68 [8]	5.78	6.59 [8]

Portfolio turnover rate	31%	71%	82%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2016 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.89% for the year ended May 31, 2015.

[8]	Annualized.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[10]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2016 Semi-Annual Report	31

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2016[2]	2016	2015	2014[3]	2013[4]	2012[4]	2011[4]

Net asset value, beginning of period	$7.55	$8.54	$9.12	$8.96	$8.87	$8.10	$8.71

Income (loss) from operations:
Net investment income	0.26	0.52	0.55	0.24	0.58	0.63	0.69
Net realized and unrealized gain (loss)	0.28	(0.99)	(0.58)	0.15	0.08	0.77	(0.52)
Total income (loss) from operations	0.54	(0.47)	(0.03)	0.39	0.66	1.40	0.17

Less distributions from:
Net investment income	(0.25)	(0.52)	(0.55)	(0.23)	(0.57)	(0.63)	(0.78)
Total distributions	(0.25)	(0.52)	(0.55)	(0.23)	(0.57)	(0.63)	(0.78)

Net asset value, end of period	$7.84	$7.55	$8.54	$9.12	$8.96	$8.87	$8.10
Total return[5]	7.18%	(5.35)%	(0.28)%[6]	4.42%	7.64%	17.76%	1.87%

Net assets, end of period (000s)	$91,142	$105,119	$221,201	$407,122	$409,166	$385,634	$345,686

Ratios to average net assets:
Gross expenses	0.70%[7]	0.72%	0.68%	0.69%[7]	0.70%	0.66%	0.68%
Net expenses	0.70 [7]	0.72	0.68	0.69 [7]	0.70	0.66	0.68
Net investment income	6.65 [7]	6.83	6.20	6.33 [7]	6.46	7.37	7.88

Portfolio turnover rate	31%	71%	82%	33%	103%	86%	103%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2016 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.40% for the year ended May 31, 2015.

[7]	Annualized.

See Notes to Financial Statements.

32	Western Asset High Yield Fund 2016 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1]	2016[2]	2016	2015	2014[3]	2013[4]	2012[4]	2011[4]

Net asset value, beginning of period	$7.67	$8.68	$9.27	$9.11	$9.01	$8.23	$8.84

Income (loss) from operations:
Net investment income	0.27	0.54	0.55	0.24	0.60	0.65	0.70
Net realized and unrealized gain (loss)	0.29	(1.01)	(0.58)	0.16	0.09	0.76	(0.53)
Total income (loss) from operations	0.56	(0.47)	(0.03)	0.40	0.69	1.41	0.17

Less distributions from:
Net investment income	(0.26)	(0.54)	(0.56)	(0.24)	(0.59)	(0.63)	(0.78)
Total distributions	(0.26)	(0.54)	(0.56)	(0.24)	(0.59)	(0.63)	(0.78)

Net asset value, end of period	$7.97	$7.67	$8.68	$9.27	$9.11	$9.01	$8.23
Total return[5]	7.29%	(5.32)%	(0.23)%[6]	4.42%	7.82%	17.67%	1.92%

Net assets, end of period (000s)	$128,186	$167,961	$155,451	$159,217	$141,592	$140,665	$100,048

Ratios to average net assets:
Gross expenses	0.65%[7]	0.64%	0.63%[8]	0.62%[7]	0.63%[8]	0.63%	0.61%
Net expenses[9]	0.65 [7]	0.64	0.63 [8]	0.61 [7,10]	0.63 [8]	0.63 [10]	0.61
Net investment income	6.70 [7]	6.89	6.29	6.41 [7]	6.57	7.41	8.00

Portfolio turnover rate	31%	71%	82%	33%	103%	86%	103%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2016 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.23% for the year ended May 31, 2015.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2016 Semi-Annual Report	33

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

34	Western Asset High Yield Fund 2016 Semi-Annual Report

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset High Yield Fund 2016 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$45,734,858	$1,344,621		$47,079,479
Energy	—	35,751,972	0	*	35,751,972
Materials	—	19,922,880	0	*	19,922,880
Other corporate bonds & notes	—	102,627,608	—		102,627,608
Asset-backed securities	—	5,760,026	—		5,760,026
Collateralized mortgage obligations	—	1,349,226	—		1,349,226
Convertible bonds & notes	—	1,532,950	—		1,532,950
Senior loans:
Consumer discretionary	—	1,367,040	680,600		2,047,640
Energy	—	1,023,146	1,636,125		2,659,271
Utilities	—	—	1,198,268		1,198,268
Other senior loans	—	3,151,944	—		3,151,944
Sovereign bonds	—	1,711,531	—		1,711,531
Common stocks:
Consumer discretionary	—	—	905,881		905,881
Energy	$1,557,709	—	4,540,496		6,098,205
Health care	—	—	157,212		157,212
Industrials	—	—	318,018		318,018
Materials	—	—	0	*	0	*
Convertible preferred stocks	724,887	—	—		724,887
Preferred stocks	830,061	—	—		830,061
Purchased options	—	4,826	—		4,826
Total long-term investments	3,112,657	219,938,007	10,781,221		233,831,885
Short-term investments†	5,267,339	—	—		5,267,339
Total investments	$8,379,996	$219,938,007	$10,781,221		$239,099,224
Other financial instruments:
Futures contracts	1,058	—	—		1,058
Total	$8,381,054	$219,938,007	$10,781,221		$239,100,282

36	Western Asset High Yield Fund 2016 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$53,099	—	—	$53,099
OTC total return swaps	—	$186,171	—	186,171
Total	$53,099	$186,171	—	$239,270

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At November 30, 2016, securities valued at $1,492,217 were transferred from Level 2 to Level 1 within the fair value hierarchy because of the availability of a quoted price in an active market for an identical investment.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy		Materials
Balance as of May 31, 2016	$1,948,806	$0	*	$0	*
Accrued premiums/discounts	17,051	—		—
Realized gain (loss)[1]	20,850	—		—
Change in unrealized appreciation (depreciation)[2]	(17,051)	—		75
Purchases	90,815	—		—
Sales	(715,850)	—		(75)
Transfers into Level 3	—	—		—
Transfers out of Level 3	—	—		—
Balance as of November 30, 2016	$1,344,621	$0	*	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2016[2]	$(17,051)	—		$75

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Energy		Utilities
Balance as of May 31, 2016	$1,048,088	$1,401,436		$1,198,487
Accrued premiums/discounts	4,996	3,720		4,492
Realized gain (loss)[1]	242	(70,103)		180
Change in unrealized appreciation (depreciation)[2]	87,514	171,148		1,964
Purchases	—	1,399,220		—
Sales	(3,200)	(1,269,296)		(6,855)
Transfers into Level 3	—	—		—
Transfers out of Level 3[3]	(457,040)	—		—
Balance as of November 30, 2016	$680,600	$1,636,125		$1,198,268
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2016[2]	$(236)	$171,148		$1,964

Western Asset High Yield Fund 2016 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials	Materials		Total
Balance as of May 31, 2016	$975,338	$1,767,851	$154,572	$618,689	$2		$9,113,269
Accrued premiums/discounts	—	—	—	—	—		30,259
Realized gain (loss)[1]	—	—	—	—	—		(48,831)
Change in unrealized appreciation (depreciation)[2]	(69,457)	2,151,895	2,640	(300,671)	(2)		2,028,055
Purchases	—	620,750	—	—	—		2,110,785
Sales	—	—	—	—	—		(1,995,276)
Transfers into Level 3	—	—	—	—	—		—
Transfers out of Level 3[3]	—	—	—	—	—		(457,040)
Balance as of November 30, 2016	$905,881	$4,540,496	$157,212	$318,018	$0	*	$10,781,221
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2016[2]	$(69,457)	$2,151,895	$2,640	$(300,671)	$(2)		$1,940,305

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in

38	Western Asset High Yield Fund 2016 Semi-Annual Report

certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Western Asset High Yield Fund 2016 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

40	Western Asset High Yield Fund 2016 Semi-Annual Report

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 31, 2016, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended November 30, 2016, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current

Western Asset High Yield Fund 2016 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be

42	Western Asset High Yield Fund 2016 Semi-Annual Report

doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Western Asset High Yield Fund 2016 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

As of November 30, 2016, the Fund held OTC total return swaps with credit related contingent features which had a liability position of $186,171. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

44	Western Asset High Yield Fund 2016 Semi-Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A, Class A2, Class C, Class R and Class IS shares did not exceed 1.05%, 1.25%, 1.80%, 1.30% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

During the six months ended November 30, 2016, fees waived and/or expenses reimbursed amounted to $162.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at November 30, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class R	Class IS
Expires May 31, 2017	—	—	—	$899	—
Expires May 31, 2018	—	—	—	535	—
Expires May 31, 2019	—	—	—	162	—
Total fee waivers/expense reimbursements subject to recapture	—	—	—	$1,596	—

Western Asset High Yield Fund 2016 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

For the six months ended November 30, 2016, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended November 30, 2016, LMIS and its affiliates retained sales charges of $2,595 and $25,754 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the six months ended November 30, 2016, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$14

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the six months ended November 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$91,420,614
Sales	158,899,111

At November 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,405,438
Gross unrealized depreciation	(23,069,591)
Net unrealized depreciation	$(13,664,153)

At November 30, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	202	3/17	$43,812,563	$43,796,125	$(16,438)
U.S. Treasury 5-Year Notes	205	3/17	24,191,932	24,157,969	(33,963)
U.S. Treasury Ultra Long-Term Bonds	12	3/17	1,939,573	1,936,875	(2,698)
					(53,099)
Contracts to Sell:
U.S. Treasury Long-Term Bonds	6	3/17	908,746	907,688	1,058
Net unrealized depreciation on open futures contracts					$(52,041)

46	Western Asset High Yield Fund 2016 Semi-Annual Report

At November 30, 2016, the Fund had the following open swap contracts:

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc.	$26,406	10/5/17	BCSUOGSW basket‡	3-Month LIBOR quarterly	—	$(5,922)	(a)
Barclays Capital Inc.	130,424	10/5/17	BCSUOGSW basket‡	3-Month LIBOR quarterly	—	(29,583)	(a)
Barclays Capital Inc.	661,257	10/5/17	BCSUOGSW basket‡	3-Month LIBOR quarterly	—	(150,666)	(a)
Total	$818,087				—	$(186,171)

†	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

‡	Custom equity basket is comprised of four common stocks in the Energy sector.

(a)	Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	—	$4,826	$4,826
Futures contracts[3]	$1,058	—	1,058
Total	$1,058	$4,826	$5,884

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Equity Risk	Total
Futures contracts[3]	$53,099	—	$53,099
OTC swap contracts[4]	—	$186,171	186,171
Total	$53,099	$186,171	$239,270

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown seperately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses)

Western Asset High Yield Fund 2016 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$(520,173)	—	$(520,173)
Swap contracts	—	$(305,413)	(305,413)
Total	$(520,173)	$(305,413)	$(825,586)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	—	$(47,093)	—	—	$(47,093)
Futures contracts	$(73,516)	—	—	—	(73,516)
Swap contracts	—	—	$24,338	$(186,171)	(161,833)
Total	$(73,516)	$(47,093)	$24,338	$(186,171)	$(282,442)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended November 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$27,120
Futures contracts (to buy)	75,937,694
Futures contracts (to sell)	996,536

Average Notional Balance
Credit default swap contracts (to buy protection)†	$4,298,571
Credit default swap contracts (to sell protection)†	2,412,857
Total return swap contracts	233,739

†	At November 30, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at November 30, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$4,826	—	$4,826

48	Western Asset High Yield Fund 2016 Semi-Annual Report

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at November 30, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Futures contracts[5]	$86,938	$(86,938)	—
OTC swap contracts	186,171	—	$186,171
Total	$273,109	$(86,938)	$186,171

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended November 30, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$10,318	$3,371
Class A2	22,354	5,997
Class C	16,033	873
Class R	788	404
Class I	—	32,176
Class IS	—	667
Total	$49,493	$43,488

For the six months ended November 30, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class A2	—
Class C	—
Class R	$162
Class I	—
Class IS	—
Total	$162

Western Asset High Yield Fund 2016 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

6. Distributions to shareholders by class

	Six Months Ended November 30, 2016	Year Ended May 31, 2016
Net Investment Income:
Class A	$247,782	$389,460
Class A2	545,093	727,977
Class C	85,360	128,392
Class R	9,067	14,719
Class I	3,449,806	12,911,495
Class IS	5,412,564	9,721,861
Total	$9,749,672	$23,893,904

7. Capital shares

At November 30, 2016, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,788,443	$14,110,782	1,444,034	$10,383,356
Shares issued on reinvestment	28,114	222,270	47,805	364,121
Shares repurchased	(2,686,805)	(21,026,571)	(808,076)	(6,353,449)
Net increase (decrease)	(870,248)	$(6,693,519)	683,763	$4,394,028

Class A2
Shares sold	652,502	$5,180,904	994,478	$7,653,576
Shares issued on reinvestment	68,769	545,090	95,359	727,966
Shares repurchased	(84,666)	(669,808)	(141,353)	(1,089,176)
Net increase	636,605	$5,056,186	948,484	$7,292,366

Class C
Shares sold	122,323	$952,956	210,995	$1,560,340
Shares issued on reinvestment	8,456	66,305	13,101	99,813
Shares repurchased	(68,895)	(543,490)	(161,506)	(1,256,581)
Net increase	61,884	$475,771	62,590	$403,572

Class R
Shares sold	7,642	$59,902	24,806	$193,234
Shares issued on reinvestment	782	6,144	1,188	8,894
Shares repurchased	(470)	(3,744)	(33,416)	(276,255)
Net increase (decrease)	7,954	$62,302	(7,422)	$(74,127)

Class I
Shares sold	4,339,118	$34,062,316	6,160,811	$46,830,491
Shares issued on reinvestment	419,017	3,288,205	1,641,920	12,518,014
Shares repurchased	(7,061,841)	(55,558,933)	(19,770,185)	(148,653,326)
Net decrease	(2,303,706)	$(18,208,412)	(11,967,454)	$(89,304,821)

50	Western Asset High Yield Fund 2016 Semi-Annual Report

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount
Class IS
Shares sold	1,525,924	$12,076,570	8,293,365	$65,596,834
Shares issued on reinvestment	678,554	5,412,120	1,256,925	9,719,763
Shares repurchased	(8,018,151)	(64,179,158)	(5,548,680)	(44,704,302)
Net increase (decrease)	(5,813,673)	$(46,690,468)	4,001,610	$30,612,295

8. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the six months ended November 30, 2016, the Fund incurred a commitment fee in the amount of $1,648. The Fund did not utilize the Redemption Facility during the six months ended November 30, 2016.

9. Capital loss carryforward

As of May 31, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2017	$(83,418,268)

This amount will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $34,460,754, which have no expiration date, must be used first to offset any such gains.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Western Asset High Yield Fund 2016 Semi-Annual Report	51

Notes to financial statements (unaudited) (cont’d)

11. Subsequent event

On December 19, 2016, the Fund announced that Western Asset Management Company Limited in London (“Western Asset Limited”) was added as an additional subadviser of the Fund. As of that date, Western Asset and Western Asset Limited provide the day-to-day management of the Fund as subadvisers.

52	Western Asset High Yield Fund 2016 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreement between LMPFA and Western Asset Management Company (“Western Asset”) (collectively, the “Existing Agreements”) with respect to the Fund at meetings held on September 13, 2016 and October 18 and 25, 2016. At a meeting held on November 15, 2016, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Existing Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Existing Agreements.

At their November 15, 2016 meeting, the Directors, including the Independent Directors, also approved the addition of Western Asset Management Company Limited in London (“WAML” and, together with Western Asset, the “Subadvisers”), a non-U.S. affiliate of Western Asset, as additional investment subadviser of the Fund pursuant to an Investment Advisory Agreement between LMPFA and WAML (together with the Existing Agreements, the “Agreements”). In approving the addition of WAML, the Directors drew on their knowledge of and experience with Western Asset, its personnel, the quality of the services it has provided to the Fund and its investment philosophy and performance, as well as additional information relating to WAML. The Directors noted that the Fund is permitted to invest in non-U.S. dollar denominated securities and related foreign currency instruments and that the addition of WAML will provide the Fund with greater global investment management and trading resources. The Directors also noted that although WAML is a separate legal entity from Western Asset, senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by WAML. Finally, the Directors noted that the management fees paid by the Fund would not change as a result of the addition of WAML since the Fund would not be paying the fees of WAML.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as WAML, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by WAML. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreement between LMPFA and WAML with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to WAML because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to approve and renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Broadridge and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Broadridge and for certain other comparable

Western Asset High Yield Fund	53

Board approval of management and subadvisory agreements (unaudited) (cont’d)

products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the capability and integrity of the Subadvisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Subadvisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or a Subadviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each Subadviser would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three- and five-year periods ended August 31, 2016. In that connection, the Directors noted that the performance of the Fund was lower than its peer average performance for each period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Subadvisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds, as well as fees paid by the Subadvisers’ other clients, including separate accounts managed by either Subadviser. The Directors observed that the management fee paid by the Fund to LMPFA was lower than the average of the fees paid by funds in its peer group, and that total expenses for the Fund were lower than the average of the funds in its peer group. The

54	Western Asset High Yield Fund

Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Subadvisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Subadvisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Subadvisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Subadvisers, including, among others, the profitability of the relationship to LMPFA and the Subadvisers; the direct and indirect benefits that LMPFA and the Subadvisers may receive from their relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Subadvisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Subadviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Subadvisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of Securities and Exchange Commission rules regarding the independence of counsel, of LMPFA and the Subadvisers. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Subadvisers, but they would continue to closely monitor the performance of LMPFA and the Subadvisers; that the fees to be paid to the Subadvisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Subadvisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset High Yield Fund	55

Western Asset

High Yield Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart,

Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset High Yield Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset High Yield Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset High Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX012828 1/17 SR16-2974

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 20, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 20, 2017